SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 Current Report

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of Earliest Event Reported) November 16, 2001
                                                        ------------------------

     MORGAN STANLEY DEAN WITTER CAPITAL I INC. (as depositor under the Pooling and Servicing Agreement, dated as of November 1, 2001 providing for, inter alia, the issuance of Morgan Stanley Dean Witter Capital I Inc. Mortgage Pass-Through Certificates, Series 2001-NC3)


           MORGAN STANLEY DEAN WITTER CAPITAL I INC., Series 2001-NC3
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             (Exact Name of Registrant as Specified in its Charter)



                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)


        333-59060                                      13-3291626
-------------------------                 --------------------------------------
 (Commission File Number)                  (I.R.S. Employer Identification No.)





1585 Broadway, New York, New York                         10036
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(Address of Principal Executive Offices)               (Zip Code)


                                 (212) 296-7000
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.  OTHER EVENTS.

     On or about November 28, 2001, the Registrant will cause the issuance and sale of certain of Morgan Stanley Dean Witter Capital I Inc. Mortgage Pass-Through Certificates, Series 2001-NC3 (the "Certificates") pursuant to a Pooling and Servicing Agreement dated as of November 1, 2001, among Morgan Stanley Dean Witter Capital I Inc., as depositor, U.S. Bank National Association, as trustee, NC Capital Corporation, as responsible party and Ocwen Federal Bank FSB, as servicer.

     In connection with the sale of the Certificates, the Registrant has been advised by Morgan Stanley & Co. Incorporated ("Morgan Stanley"), that Morgan Stanley has furnished to prospective investors certain yield tables and other computational materials (the "Computational Materials") with respect to the
Certificates following the effective date of Registration Statement No. 333-59060 which Computational Materials are being filed as exhibits to this report.

     The Computational Materials have been provided by Morgan Stanley. The information in the Computational Materials is preliminary and may be superseded by the Prospectus Supplement relating to the Certificates and by any other information subsequently filed with the Securities and Exchange Commission.

     The Computational Materials were prepared by Morgan Stanley at the request of certain prospective investors, based on assumptions provided by, and
satisfying  the  special  requirements  of,  such  prospective  investors.   The
Computational Materials may be based on assumptions that differ from the assumptions set forth in the Prospectus Supplement. The Computational Materials may not include, and do not purport to include, information based on assumptions representing a complete set of possible scenarios. Accordingly, the Computational Materials may not be relevant to or appropriate for investors other than those specifically requesting them.

     In addition, the actual characteristics and performance of the mortgage loans underlying the Certificates (the "Mortgage Loans") may differ from the assumptions used in the Computational Materials, which are hypothetical in nature and which were provided to certain investors only to give a general sense of how the yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of the Certificates might vary under varying prepayment and other scenarios. Any difference between such assumptions and the actual characteristics and performance of the Mortgage Loans will affect the actual yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of the Certificates.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS.

(a)    Financial Statements

       Not applicable.

(b)    Pro Forma Financial Information.

       Not applicable.

(c)    Exhibits.

               Item 601(a) of
               Regulation S-K
Exhibit  No.   Exhibit No.      Description
------------   ---------------  -----------

    1                 99        Computational Materials--Computational Materials
                                (as defined in Item 5) that have been provided by Morgan Stanley to certain prospective purchasers of Morgan Stanley Dean Witter
                                Capital I Inc. Mortgage Pass Through
                                Certificates, Series 2001-NC3

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       MORGAN STANLEY DEAN WITTER CAPITAL I INC.
                                                     (Registrant)




Dated: November __, 2001               By:    /s/ Cecilia Tarrant
                                          --------------------------------------
                                       Name: Cecilia Tarrant
                                       Title:   Vice President

                                INDEX OF EXHIBITS



                  Item 601(a) of         Sequentially
Exhibit           Regulation S-K         Numbered
Number            Exhibit No.            Description
------            -----------            -----------

Exhibit 1         99                     Computational Materials